UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 13, 2020

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-09341	02-0377419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire		03062
(Address of Principal Executive Offices)		(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ICAD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2020, iCAD, Inc. (the “Company”) announced the appointment of Nathaniel Dalton as a member of the Board of Directors (the “Board”) of the Company, effective as of January 12, 2020.

Mr. Dalton is one of the founders of the global asset management firm Affiliated Managers Group, Inc. (NYSE: AMG), where he remains a Director and Senior Advisor. Mr. Dalton held a range of executive positions at AMG, including General Counsel, Chief Operating Officer, President and Chief Executive Officer. He was also the founding investor of Talari Networks, the pioneering SD-WAN technology company, serving as a board observer for more than a decade; and is an investor in, and advisor to, several growth companies operating at the intersection of technology and healthcare. Mr. Dalton is a Trustee of Boston University and serves on the Investment Committee for its Endowment. He also serves on the Advisory Board of the Institute for Sustainable Energy. Mr. Dalton received a J.D. from Boston University School of Law and a B.A. from the University of Pennsylvania.

Mr. Dalton is not a party to, and does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Dalton and any other persons pursuant to which he was selected as a director.

In connection with his appointment as director, Mr. Dalton was granted an inaugural equity incentive grant in the form of an option (the “Option”) to purchase a total of 40,000 shares of Company common stock. The Option vests in quarterly increments over a period of one year from the grant date and has an exercise price per share of $9.02, which was the last closing price of the Company’s common stock on the Nasdaq Stock Market on the grant date.

Additionally, Mr. Dalton and the Company entered into the Company’s standard form of indemnification agreement for directors and executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Michael Klein
Michael Klein
Chief Executive Officer

Date: January 16, 2020